UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 28, 2004

                           Commission File No. 1-16263

                           MARINE PRODUCTS CORPORATION
             (exact name of registrant as specified in its charter)

            Delaware                                            58-2572419
(State or other jurisdiction of                             (I.R.S. Employer
 incorporation or organization)                          Identification Number)

                 2170 Piedmont Road, NE, Atlanta, Georgia 30324
               (Address of principal executive offices) (zip code)

                                 (404) 321-7910
               Registrant's telephone number, including area code

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Item 5. Other Events and Regulation FD Disclosure

On January 27, 2004, registrant issued a press release titled, "Marine Products Corporation Announces Stock Split and Increased Dividend" announcing that the Marine Products Board of Directors has approved a three-for-two stock split payable March 10, 2004 and a 50 percent increase in quarterly dividend to $0.06 per share.

Item 7. Financial Statements and Exhibits

      (c) Exhibits.

            Exhibit 99 - Press release dated January 27, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Marine Products Corporation.

Date: January 28, 2004                    /s/ BEN M. PALMER
                                          -------------------------------------
                                          Ben M. Palmer
                                          Vice President,
                                          Chief Financial Officer and Treasurer